                                                                    EXHIBIT 10.1



                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is dated for reference purposes only as of March 16, 1998, by and between SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation ("LENDER"), having an office at One South Wacker Drive, Chicago, Illinois 60606 ("LENDER") and SOLO SERVE CORPORATION, a Delaware corporation ("BORROWER"), having its chief executive office at 1610 Cornerway Boulevard, San Antonio, Texas 78219.


                                    RECITALS:

         A. Lender has made financial accommodations to Borrower (the "LOAN") pursuant to a certain Loan and Security Agreement dated for reference purposes only as of September 25, 1997 (the "EXISTING AGREEMENT").

         B. Borrower and Lender have agreed to amend the terms of the Existing Agreement to, inter alia, (i) amend the definition of Current Asset Base, (ii) modify certain financial covenants, (iii) provide for delivery to Lender of a letter of credit as additional collateral for the Loan, (iv) permit Borrower to enter into a sale-leaseback of certain of its owned facilities, and (v) waive any default arising from Borrower's failure to satisfy certain financial covenants.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and for $10.00 and other good and valuable consideration in hand paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged, the parties hereby covenant and agree as follows:

         1. Recital Representations. Borrower hereby represents and warrants to Lender that the foregoing Recitals are (a) true and accurate and (b) an integral part of this Amendment. Borrower and Lender hereby agree that all of the Recitals of this Amendment are hereby incorporated into this Amendment and made a part hereof. Any term not otherwise defined herein shall have the meaning set forth in the Existing Agreement.

         2. Liabilities. All references in the Existing Agreement and the Ancillary Agreements to Borrower's Liabilities shall refer to and include, without limitation, all amounts now or hereafter due pursuant to the Existing Agreement, as amended hereby or otherwise, payment of which amounts, Borrower hereby expressly acknowledges to be secured by all Collateral pursuant to the grant of a security interest under the Existing Agreement.

         3. Amendment to Existing Agreement. The Existing Agreement is hereby amended as follows:

         3.1. Section 1.1 (h) is hereby deleted in its entirety and the following is substituted therefor:

                   (h) "BORROWING BASE" SHALL MEAN AN AMOUNT EQUAL TO THE SUM (AS OF THE DATE OF DETERMINATION) OF: (I) THE CURRENT ASSET BASE, PLUS
         (II) AN AMOUNT EQUAL TO THE GAC LETTERS OF CREDIT THEN HELD BY LENDER.

         3.2. Section 1.1(t) is hereby deleted in its entirety and the following is substituted therefor:

                   (t) "CURRENT ASSET BASE" SHALL MEAN AT ANY TIME AN AMOUNT EQUAL TO THE SUM AT SUCH TIME OF:

                   (a) SEVENTY PERCENT (70%) OF ELIGIBLE INVENTORY, COMMENCING ON EACH MAY 1, AND ENDING ON EACH DECEMBER 10, DURING THE TERM HEREOF,

                   (b) SEVENTY PERCENT (70%) OF ELIGIBLE INVENTORY AT ALL TIMES THAT THE $600,000 GAC LETTER OF CREDIT IS THEN HELD BY LENDER; AND

                   (c) SIXTY-FIVE PERCENT (65%) OF ELIGIBLE INVENTORY AT ALL OTHER TIMES, LESS AT ALL TIMES ANY RESERVES AS LENDER MAY, AT ANY TIME AND FROM TIME TO TIME, ESTABLISH IN THE EXERCISE OF REASONABLE CREDIT JUDGMENT AS A RESULT OF CHANGING CIRCUMSTANCES.

         3.3. Section 1.1(ll) is hereby deleted in its entirety and the following is substituted therefor:

                   (ll) "GAC LETTERS OF CREDIT" SHALL MEAN THE $600,000 GAC LETTER OF CREDIT AND THE $750,000 GAC LETTER OF CREDIT, AND ALL AMENDMENTS, MODIFICATIONS, SUPPLEMENTS, RENEWALS, SUBSTITUTIONS, EXTENSIONS OR REPLACEMENTS THEREOF.

         3.4.      The following definition is hereby added to Section 1.1:

                   (bbbb) "600,000 GAC LETTER OF CREDIT" SHALL HAVE THE MEANING SET FORTH IN SECTION 4.2(b).

                   (cccc) "$750,000 GAC LETTER OF CREDIT" SHALL HAVE THE MEANING SET FORTH IN SECTION 4.2(a).




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



         3.5. Section 2.2(a) is hereby deleted in its entirety and the following is substituted therefor:

                  (a) SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, LENDER AGREES, FOR SO LONG AS NO DEFAULT OR EVENT OF DEFAULT EXISTS, TO MAKE REVOLVING LOANS ("REVOLVING LOANS") TO BORROWER FROM TIME TO TIME, AS REQUESTED BY BORROWER IN ACCORDANCE WITH THE TERMS OF SECTION 2.3 HEREOF, UP TO A MAXIMUM PRINCIPAL AMOUNT AT ANY TIME OUTSTANDING EQUAL TO THE LESSER OF (I) TWELVE MILLION AND NO/100 DOLLARS ($12,000,000.00) MINUS LETTER OF CREDIT USAGE, AND (II) THE BORROWING BASE AT SUCH TIME MINUS LETTER OF CREDIT USAGE. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT LENDER MAY USE THE BORROWING BASE AS A MAXIMUM CEILING ON THE PRINCIPAL AMOUNT OF LOANS (INCLUDING LETTER OF CREDIT USAGE) OUTSTANDING TO BORROWER AT ANY TIME. IT IS FURTHER EXPRESSLY AGREED THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN THE EVENT BORROWER HAS NOT DELIVERED TO LENDER CONFIRMATION OF THE EXTENSION OF THE EXPIRY DATE OF A GAC LETTER OF CREDIT ON OR BEFORE 30-DAYS PRIOR TO ITS EXPIRY DATE (AS MAY BE EXTENDED), SUCH GAC LETTER OF CREDIT SHALL NOT BE INCLUDED IN THE BORROWING BASE FOR PURPOSES OF DETERMINING THE MAXIMUM PRINCIPAL AMOUNT WHICH MAY BE OUTSTANDING AT SUCH TIME. IF THE UNPAID PRINCIPAL BALANCE OF THE REVOLVING LOANS SHOULD EXCEED THE CEILING SO DETERMINED OR ANY OTHER LIMITATION SET FORTH IN THIS AGREEMENT, SUCH REVOLVING LOANS SHALL NEVERTHELESS CONSTITUTE LIABILITIES THAT ARE SECURED BY THE COLLATERAL AND ENTITLED TO ALL THE BENEFITS THEREOF. IN NO EVENT SHALL LENDER BE REQUIRED TO MAKE A LOAN AT ANY TIME THAT THERE EXISTS A DEFAULT OR AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 2.2(A), LENDER SHALL HAVE THE RIGHT TO ESTABLISH RESERVES IN SUCH AMOUNTS, AND WITH RESPECT TO SUCH MATTERS, AS LENDER SHALL, IN THE SOLE EXERCISE OF ITS REASONABLE DISCRETION, DEEM NECESSARY OR APPROPRIATE, AGAINST THE AMOUNT OF REVOLVING LOANS WHICH BORROWER MAY OTHERWISE REQUEST UNDER THIS SECTION 2.2(A). EXCEPT AS OTHERWISE PROVIDED HEREIN, EACH REVOLVING LOAN SHALL BE MADE ON NOTICE, GIVEN NOT LATER THAN 11:00 A.M. (CHICAGO TIME) ON THE BUSINESS DAY OF THE PROPOSED REVOLVING LOAN, BY BORROWER TO LENDER. EACH SUCH NOTICE (A "NOTICE OF REVOLVING LOAN") SHALL BE IN WRITING (INCLUDING BY FACSIMILE TRANSMISSION) TO THE ACCOUNT EXECUTIVE OF LENDER IN CHARGE OF BORROWER'S ACCOUNT (BARBARA BUCK AT CLOSING), OR, IN HER ABSENCE, TO A DESIGNEE SPECIFIED BY LENDER, SPECIFYING THEREIN THE REQUESTED DATE AND AMOUNT OF SUCH REVOLVING LOAN. BORROWER MAY ALSO DELIVER ITS NOTICE OF BORROWING BY TELEPHONE COMMUNICATION TO LENDER, BUT SUCH NOTICE SHALL NOT BE EFFECTIVE UNTIL LENDER SHALL HAVE RECEIVED A CONFIRMATION IN WRITING (BY FACSIMILE OR OTHERWISE) OF SUCH NOTICE OF BORROWING. LENDER SHALL, BEFORE 2:30 P.M. (CHICAGO TIME) ON THE DATE OF THE PROPOSED REVOLVING LOAN, UPON FULFILLMENT OF THE APPLICABLE CONDITIONS SET FORTH HEREIN, WIRE TO A BANK DESIGNATED BY BORROWER AND REASONABLY ACCEPTABLE TO LENDER, THE AMOUNT OF SUCH REVOLVING LOAN.

         3.6. Section 4.2 is hereby deleted in its entirety and the following is substituted therefor:

                   4.2      GAC LETTERS OF CREDIT.


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



                            (a) BORROWER SHALL HAVE THE RIGHT, FROM TIME TO TIME DURING THE TERM HEREOF, TO DELIVER TO LENDER A LETTER OF CREDIT ISSUED UPON THE APPLICATION OF GAC, NAMING LENDER AS BENEFICIARY THEREOF, IN AN AMOUNT NOT TO EXCEED $750,000, WHICH LETTER OF CREDIT SHALL BE IN FORM AND SUBSTANCE ACCEPTABLE TO LENDER, IN LENDER'S SOLE AND EXCLUSIVE DISCRETION (SAID LETTER OF CREDIT, TOGETHER WITH ALL AMENDMENTS, MODIFICATIONS, SUBSTITUTIONS, SUPPLEMENTS, EXTENSIONS, RENEWALS OR REPLACEMENTS THEREOF, THE "$750,000 LETTER OF CREDIT").

                            (b) CONCURRENTLY WITH THE EXECUTION OF THIS
         AMENDMENT, BORROWER SHALL DELIVER TO LENDER A LETTER OF CREDIT ISSUED UPON THE APPLICATION OF GAC, NAMING LENDER AS BENEFICIARY THEREOF, IN AN AMOUNT NOT TO EXCEED $600,000 (SAID LETTER OF CREDIT, TOGETHER WITH ALL AMENDMENTS, MODIFICATIONS, SUPPLEMENTS, SUBSTITUTIONS, EXTENSIONS, RENEWALS OR REPLACEMENTS THEREOF, THE "600,000 LETTER OF CREDIT"), WHICH LETTER OF CREDIT SHALL BE IN FORM AND SUBSTANCE ACCEPTABLE TO LENDER, IN LENDER'S SOLE AND EXCLUSIVE DISCRETION.

                            (c) THE $600,000 GAC LETTER OF CREDIT AND THE $750,000 LETTER OF CREDIT SHALL BE ISSUED BY A COMMERCIAL BANK OR FINANCIAL INSTITUTION ACCEPTABLE TO LENDER, IN LENDER'S SOLE AND ABSOLUTE DISCRETION, BUT WHICH IN ALL EVENTS MEETS THE FOLLOWING
         CRITERIA: (I) SUCH FINANCIAL INSTITUTION SHALL HAVE AGGREGATE ASSETS OF NO LESS THAN $2,000,000,000, (II) SUCH FINANCIAL INSTITUTION SHALL HAVE A LONG-TERM DEPOSIT RATING OR A LONG-TERM DEBT RATING OF NO LESS THAN A AND (II) SUCH FINANCIAL INSTITUTION SHALL HAVE AN OPERATING AND PORTFOLIO QUALITY TRENDS WHICH ARE STABLE OR IMPROVING.

                            (d) BORROWER AND BANK HEREBY ACKNOWLEDGED THAT THE $600,000 GAC LETTER OF CREDIT DEPOSITED CONCURRENTLY HEREWITH SHALL HAVE AN EXPIRY DATE OF MAY 31, 1998 AND THE $750,000 GAC LETTER OF CREDIT HAS AN EXPIRY DATE OF DECEMBER 31, 1998; PROVIDED THAT EACH GAC LETTER OF CREDIT PROVIDES FOR AUTOMATIC RENEWAL THEREOF UNLESS NOTICE IS GIVEN TO LENDER OF THE ISSUING BANK'S INTENT NOT TO RENEW. NOTWITHSTANDING SUCH PROVISION, IF BORROWER ELECTS TO RENEW SUCH LETTER OF CREDIT, BORROWER SHALL DELIVER TO LENDER A CONFIRMATION, NOT LESS THAN THIRTY (30) DAYS PRIOR TO THE EXPIRY DATE OF THE APPLICABLE GAC LETTER OF CREDIT, THAT THE APPLICABLE EXPIRY DATE OF SUCH GAC LETTER OF CREDIT HAS BEEN EXTENDED. IN THE EVENT BORROWER DOES NOT DELIVER A CONFIRMATION OF SUCH EXTENSION OR RENEWAL OF SUCH GAC LETTER OF CREDIT ON OR BEFORE THIRTY (30) DAYS PRIOR TO THE THEN APPLICABLE EXPIRY DATE, AND IN THE EVENT THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN AT ANY TIME DURING SUCH 30-DAY PERIOD IMMEDIATELY PRIOR TO THE EXPIRY DATE OF THE APPLICABLE GAC LETTER OF CREDIT IS GREATER THAN THE BORROWING BASE (WITHOUT GIVING EFFECT TO ANY INCREASE THEREOF BASED UPON THE THEN EXPIRING GAC LETTER OF CREDIT) LENDER SHALL HAVE THE RIGHT, WITHOUT NOTICE TO BORROWER, TO DRAW UPON THE THEN EXPIRING GAC LETTER OF CREDIT AND TO APPLY THE PROCEEDS THEREOF TO BORROWER'S LIABILITIES.

                   (e) IN THE EVENT BORROWER ELECTS TO EXTEND OR RENEW
         EITHER OF THE GAC LETTERS OF CREDIT, BORROWER SHALL HAVE THE RIGHT DURING ANY SUCH EXTENSION PERIOD, UPON NOT LESS THAN THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO LENDER TO TERMINATE EITHER GAC LETTER OF CREDIT AND TO REQUEST A RETURN THEREOF IF: (I) THE BORROWING BASE (EXCLUDING ANY AMOUNT THEREOF ATTRIBUTABLE TO THE APPLICABLE GAC LETTER OF CREDIT) IS THEN EQUAL TO OR GREATER THAN THE OUTSTANDING PRINCIPAL AMOUNT OF THE LOANS, AND (II) NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING OR WOULD BE CREATED THEREBY, EITHER ON THE DATE OF SUCH NOTICE OR ON THE DATE FOR TERMINATION OF THE APPLICABLE GAC LETTER OF CREDIT. UPON RECEIPT OF SUCH NOTICE, SATISFACTION OF SUCH CONDITIONS, AND EXPIRATION OF SAID 30-DAY PERIOD, LENDER SHALL RETURN THE APPLICABLE GAC LETTER OF CREDIT TO BORROWER OR AS DIRECTED BY BORROWER. FOR PURPOSES OF DETERMING BORROWER'S RIGHT TO TERMINATE ONE OR MORE OF THE GAC LETTERS OF CREDIT ONLY, LOANS WILL BE ALLOCATED FIRST TO THE BORROWING BASE, EXCLUSIVE OF BOTH GAC LETTERS OF CREDIT, THEN TO THE BORROWING BASE PLUS THE $750,000 GAC LETTER OF CREDIT, AND FINALLY TO THE BORROWING BASE PLUS BOTH GAC LETTERS OF CREDIT.

                   (f) EXCEPT AS PROVIDED IN SECTION 4.2(D) RELATING TO DRAWS UPON THE GAC LETTERS OF CREDIT DURING THE 30-DAY PERIOD IMMEDIATELY PRECEDING THE EXPIRY THEREOF, LENDER HEREBY AGREES NOT TO PRESENT ANY GAC LETTER OF CREDIT FOR PAYMENT AT ANY OTHER TIME UNLESS AN EVENT OF DEFAULT OR DEFAULT HAS OCCURRED AND IS CONTINUING. ANY PROCEEDS OF THE GAC LETTER OF CREDIT PAID TO LENDER SHALL BE APPLIED BY LENDER TO THE LIABILITIES, IN SUCH ORDER OF PRIORITY AS LENDER SHALL, IN ITS SOLE DISCRETION DETERMINE.

         3.7. Section 6.9 is hereby deleted in its entirety and the following is substituted therefor:

                   6.9 GAC PERMITTED LIEN. LENDER HEREBY CONSENTS TO BORROWER GRANTING TO GAC A LIEN ON CERTAIN OF BORROWER'S ASSETS, INCLUDING PORTIONS OF THE COLLATERAL, TO SECURE BORROWER'S OBLIGATION TO REIMBURSE GAC FOR DRAWS UPON THE GAC LETTERS OF CREDIT (THE "GAC PERMITTED LIEN"). THE MAXIMUM AMOUNT SECURED BY THE GAC PERMITTED LIEN SHALL EQUAL THE FACE AMOUNT OF THE GAC LETTERS OF CREDIT THEN OUTSTANDING, INTEREST ACCRUED THEREON FOLLOWING A DRAW THEREOF, AND REASONABLE ENFORCEMENT CHARGES. THE GAC PERMITTED LIEN SHALL BE EXPRESSLY SUBORDINATE TO THE LIEN SECURING THE LIABILITIES, PURSUANT TO THE TERMS OF A SUBORDINATION AND INTERCREDITOR AGREEMENT ENTERED INTO BETWEEN LENDER AND GAC CONCURRENTLY HEREWITH, AS AMENDED, MODIFIED, SUPPLEMENTED, EXTENDED OR RESTATED FROM TIME TO TIME.

         3.8. Section 10.1 (w) is hereby deleted in its entirety and the following is substituted therefor:


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



                   (w) AT ALL TIMES DURING THE TERM HEREOF, CHARLES M. SIEGEL SHALL OWN NOT LESS THAN 1,015,000 SHARES OF THE ISSUED AND OUTSTANDING SHARES OF THE BORROWER.

         3.9. Section 11.1 is hereby deleted in its entirety and the following is substituted therefor:

                   11.1    FINANCIAL COVENANTS.

                  (a) BORROWER SHALL MAINTAIN AN INTEREST COVERAGE RATIO, MEASURED QUARTERLY ON A ROLLING FOUR-QUARTER BASIS (EXCEPT AS NOTED) IN THE FOLLOWING AMOUNTS AT THE FOLLOWING TIMES:

                      FOR THE 3 FISCAL-MONTH PERIOD
                      ENDING ON OR ABOUT 01/31/98:               WAIVED

                      FOR THE 6 FISCAL-MONTH PERIOD
                      ENDING ON OR ABOUT 04/30/98:               .65 TO 1.0

                      FOR THE 9 FISCAL-MONTH PERIOD
                      ENDING ON OR ABOUT 07/31/98:               1.25 TO 1.0

                      FOR THE ROLLING 4-FISCAL QUARTER
                      PERIOD ENDING ON OR ABOUT
                      10/31/98:                                  1.0 TO 1.0

                      FOR THE ROLLING 4-FISCAL QUARTER
                      PERIOD ENDING ON OR ABOUT
                      01/31/99 THROUGH 07/31/99:                 1.70 TO 1.0

                      FOR THE ROLLING 4-FISCAL QUARTER
                      PERIOD ENDING ON OR ABOUT
                      10/31/99 OR THEREAFTER:                    2.00 TO 1.0

                  (b) BORROWER SHALL NOT MAKE CAPITAL EXPENDITURES IN EXCESS OF
                  (I) $1,000,000 DURING FISCAL YEAR ENDING ON OR ABOUT JANUARY 31, 1998, (II) $2,500,000 DURING FISCAL YEAR ENDING ON OR ABOUT JANUARY 31, 1999, (III) $1,750,000 DURING FISCAL YEAR ENDING ON OR ABOUT JANUARY 31, 2000, OR (IV) $1,000,000 DURING FISCAL YEAR ENDING JANUARY 31, 2001, MEASURED QUARTERLY.

         3.10. Exhibits N and O, attached to the Existing Agreement are hereby deleted in their entirety and Exhibits N and O attached hereto are hereby substituted therefor. Lender hereby consents to the sale of that parcel of real property commonly known as the Distribution Center to Koontz/McCombs, LLC. or its assigns and the lease of said parcel from Koontz/McCombs, LLC or its assigns, as landlord to Borrower, as tenant, provided that in connection with said sale and leaseback, (i) Borrower delivers to Lender a Landlord's Waiver in form and substance acceptable to Lender, in Lender's sole and absolute discretion and (ii) Borrower shall give Bank no less than 5 days prior notice of the closing of such transaction. Lender hereby further consents to the sale and leaseback of all other real property owned by Borrower upon the following terms and conditions: (i) no Event of Default or Default shall have occurred and be continuing, (ii) Lender shall have received a true, accurate and complete copy of the Lease entered into in connection therewith, and (iii) Borrower shall have delivered to Lender and Landlord's Waiver, in form and substance acceptable to Lender, in Lender's sole and absolute discretion.

         4. Payment of Expenses. Upon demand by Lender therefor, Borrower shall reimburse Lender for all costs, fees and expenses incurred by Lender or for which Lender becomes obligated, in connection with the negotiation, preparation and conclusion of this Amendment, including without limitation, reasonable attorneys' fees, costs and expenses, search fees, title insurance policy fees, costs and expenses, filing and recording fees and all taxes payable in connection with this Amendment.

         5. Waiver of Claims. Borrower hereby acknowledges, agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement, as amended hereby or any Ancillary Agreement, (collectively referred to herein as the "CLAIMS"), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Agreement as amended by this Amendment, the Note, and/or any Ancillary Agreements, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

         6. Representations of Borrower. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender that, as of the effective date of this
Amendment:

                  (a) the execution and delivery of this Amendment, and the performance by Borrower of its obligations under this Amendment, the Existing Agreement and the Ancillary Agreements, as amended hereby, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provisions of law or the Articles of Incorporation or By-Laws of Borrower or of any agreement binding upon Borrower;

            (b) this Amendment, and each other instrument executed by Borrower concurrently herewith, are the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforcement thereof may be subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to the general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

            (c) all of the representations and warranties of Borrower made in the Existing Agreement are true and correct as of the date hereof, except where such representation or warranty specifically relates to an earlier date; and

            (d) no Default or Event of Default under the Existing
Agreement exists.

         7. Representation by Counsel. Borrower hereby represents that: (i) it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; (ii) that it has read and fully understood the terms hereof; (iii) Borrower and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and (iv) Borrower intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Amendment.

         8. Amendment Supplementary. This Amendment is supplementary to the Loan Documents. All of the provisions of the Loan Documents, including without limitation the right to declare principal and accrued interest due for any cause specified in the Loan Documents, shall remain in full force and effect except as herein expressly modified and they are hereby reaffirmed, ratified and confirmed in their entirety and incorporated by reference as if fully set forth herein. The Existing Agreement and all rights and powers created thereby and thereunder or under such other documents are in all respects ratified and confirmed. From and after the date hereof, the Existing Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Existing Agreement shall continue in full force and effect and the Existing Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "THE LOAN AGREEMENT" as used in the Note, and all Ancillary Agreements shall mean the Existing Agreement as amended hereby.

         9. SUBMISSION TO JURISDICTION; VENUE. The provisions of Section 14.10 of the Existing Agreement are hereby incorporated herein by reference as if fully set forth herein.

        10. NO JURY TRIAL. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS



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



AMENDMENT, THE EXISTING AGREEMENT, THE ANCILLARY AGREEMENTS, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY ARISING IN CONNECTION WITH OR RELATED TO THIS AMENDMENT, THE EXISTING AGREEMENT, THE ANCILLARY AGREEMENTS, OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.



              (THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK)

         IN WITNESS WHEREOF, the parties have executed this Amendment dated for reference purposes only as of March 16, 1998.



BORROWER:                               LENDER:

SOLO SERVE CORPORATION                  SANWA BUSINESS CREDIT
                                        CORPORATION


By:                                     By:
   -------------------------                 -----------------------------
   Charles M. Siegel,                   Name:
   President and                             -----------------------------
   Chief Executive Officer              Title:
                                              ----------------------------

                                    EXHIBIT N
                             SOLO SERVE CORPORATION
                     LOAN AND SECURITY AGREEMENT, AS AMENDED
                                 March 13, 1998



                                Real Estate Owned
Solo Serve #1
118 Soledad
San Antonio, TX

Solo Serve #2
7000 San Pedro
San Antonio, TX

Solo Serve #3
114 SW Military Drive
San Antonio, TX

Distribution Center
1610 Cornerway
San Antonio, TX

                                    EXHIBIT O
                             SOLO SERVE CORPORATION
                     LOAN AND SECURITY AGREEMENT, AS AMENDED
                                 March 13, 1998
                                 Existing Leases


PART 1

Solo Serve #4
Walzem Plaza
San Antonio, TX

Solo Serve #5
Ingram Square
San Antonio, TX

Solo Serve #6
Airport Blvd.
Austin, TX

Solo Serve #8
Elmwood Shopping Center
Harahan, LA

Solo Serve #9
Westside  (South)
Shopping Center
Gretna, LA
Old Store

Solo Serve #9
Westside (North)
Shopping Center
Gretna, LA
 New Store

Solo Serve #11
St. Bernard Plaza
W. Judge Perez
Chamette, LA

Solo Serve #13
Staples Shopping Center
Corpus Christi, TX

Solo Serve #14
Westgate Shopping Center
Metairie, LA

Solo Serve #15
Eastlake Shopping Center
New Orleans, LA

Solo Serve #16
Westlakes Shopping Center
San Antonio, TX

Solo Serve #17
Park Oaks Shopping Center
San Antonio, TX

Solo Serve #18
Bandera Festival
San Antonio, TX

Solo Serve #19
Crosstowne Plaza
San Antonio, TX

Solo Serve #20
Five Points Shopping Center
Corpus Christi, TX

Solo Serve #23
Northern Hills Shopping Center
San Antonio, TX

Solo Serve #24
Las Tiendas Plaza
McAllen, TX

Solo Serve #25
Lake Creek Festival
Austin, TX

Solo Serve #27
Plaza De Laredo
Laredo, TX

Solo Serve #31
Colonies North Shopping Center
San Antonio, TX

Solo Serve #32
Resaca Village Drive
Brownsville, TX

Solo Serve #41
Southbrook Town Center
Austin, TX

Solo Serve #42
Bon Marche Mall
Baton Rouge, LA

Solo Serve #43
South Park Mall
San Antonio, TX

Solo Serve #44
Sunset Crossing Shopping Center
San Angelo, TX

Solo Serve #45
Commerce Sq. Shopping Center
Brownwood, TX

New York Office

Distribution Center
1610 Cornerway
San Antonio, TX

PART 2

Solo Serve #12
Springdale Mall
E-27 Springdale
Mobile, AL

Solo Serve #39
9032 Mansfield Road
Shrevesport, LA  71118






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